UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2013

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2013, the Board of Directors of Philip Morris International Inc. (the “Company”) announced that Louis C. Camilleri, Chairman and Chief Executive Officer of the Company, will relinquish his role as Chief Executive Officer effective immediately after the annual meeting of shareholders on May 8, 2013. Mr. Camilleri will remain as Chairman of the Board and as an employee of the Company. Mr. André Calantzopoulos, who is currently serving as the Company's Chief Operating Officer, will succeed Mr. Camilleri as Chief Executive Officer. Mr. Calantzopoulos was also nominated for election to the Board of Directors at the annual meeting of shareholders.

The compensation of Mr. Camilleri and Mr. Calantzopoulos in their new roles will be determined by the Compensation and Leadership Development Committee of the Board of Directors at a later date and promptly announced at that time. Messrs. Camilleri and Clantzopoulos will not receive additional compensation for their services on the Board of Directors.

A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the nomination of Mr. Calantzopoulos for election to the Board of Directors and the changes to the leadership structure of the Company, the Board of Directors made the following amendments to the Company's Amended and Restated By-Laws effective on May 8, 2013: Article II, Section 2, in order to increase the size of the Board from twelve (12) to thirteen (13) directors; Article II, Section 7 and Article IV, Sections 1, 6 and 7, in order to reflect the changes in the leadership structure of the Company; and other administrative amendments.

The Company's Amended and Restated By-Laws are attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Exhibits.

(d) Exhibits

3.1     Amended and Restated By-Laws of Philip Morris International Inc.
99.1    Philip Morris International Inc. Press Release, dated March 13, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and Corporate Secretary
DATE: March 13, 2013

INDEX EXHIBIT

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Philip Morris International Inc.
99.1	Philip Morris International Inc. Press Release, dated March 13, 2013.